WILSHIRE VARIABLE INSURANCE TRUST
(THE “TRUST”)

SUPPLEMENT DATED JANUARY 21, 2009 TO THE PROSPECTUS OF THE
BALANCED FUND
DATED DECEMBER 22, 2008

THIS SUPPLEMENT INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINTED IN THE PROSPECTUS

THE FIRST FULL PARAGRAPH ON PAGE 4 OF THE PROSPECTUS HAS BEEN REVISED AS FOLLOWS:

Wilshire allocates the Balanced Fund’s assets between shares of the Equity Fund, Income Fund and 130/30 Fund.  This allocation is intended to reduce the volatility of investment returns and provide the potential for higher long-term total returns than investing solely in the Equity Fund, Income Fund or 130/30 Fund.  As a matter of investment policy, 0% to 50%  of the Balanced Fund’s total assets will be invested in the Equity Fund, 30 % to 50% of the value of its assets will be invested in the Income Fund and 0% to 50% of the value of its assets will be invested in the 130/30 Fund.  Under normal circumstances, the Balanced Fund’s target mix is 60% equity securities and 40% fixed income securities.  The Balanced Fund’s mix of assets is regularly adjusted between the Equity Fund, Income Fund and 130/30 Fund to maintain policy targets.  Major changes in the investment mix may occur several times within a year or over several years, depending on market and economic conditions.  In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS OF THE TRUST FOR FUTURE REFERENCE